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                                                                    EXHIBIT 10.4




                       THIRD ADMENDMENT TO LOAN AGREEMENT



     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of February 27, 1997, by and between FIRST WESTERN BANCORP, INC.(the "BORROWER" and PNC BANK,NATIONAL ASSOCIATION (the "BANK").


                                   WITNESSETH:


     WHEREAS, the Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank's name as set forth above), a note dated November 29, 1990, in the original principal amount of Ten Million and no/100 Dollars ($10,000,000.00)(the "NOTE"), pursuant to a loan agreement dated November 29, 1990 (the "AGREEMENT"), to evidence the Borrower's indebtedness to the Bank for a certain loan (the "LOAN");

     WHEREAS, the Borrower and the Bank amended the Agreement on two prior occasions by executing a certain Amendment to Loan Agreement dated September 30, 1992 and a certain Second Amendment to Loan Agreement and Amendment to Note dated June 24, 1994;

         WHEREAS, the Borrower and the Bank desire to amend the Agreement as provided for below;

     NOW, THEREFORE, in consideration of the mutual convenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. The Agreement is amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to the Agreement in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Agreement.

     2. This Amendment is deemed incorporated into the Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Agreement, the terms and provisions hereof shall control.

     3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Agreement, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     4. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     5. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors, and assigns.


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     6. Except as amended hereby, the terms and provisions of the Note and the
Agreement remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Note or the Agreement, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISION.

WITNESS the due execution hereof as a document under seal, as of the date first written above.


ATTEST:                             FIRST WESTERN BANCORP,INC.

/s/ SAM B. BIASUCCI                 By:  /s/ ROBERT H. YOUNG
------------------------------      -------------------------------------
                                                             (SEAL)

Print Name: SAM B. BIASUCCI         Print Name: ROBERT H. YOUNG
            ------------------                  -------------------------
            Vice  President &
            Ass't Secretary         Title: Executive V/P-Chief Financial
                                           Officer, Secretary & Treasurer
                                          -------------------------------

                                    PNC BANK,NATIONAL ASSOCIATION


                                    BY: /s/ CHARLES SHOEMAKE
                                    -------------------------------------
                                                               (SEAL)

                                    Print Name: CHARLES SHOEMAKE
                                    -------------------------------------

                                    Title:  Vice President
                                    -------------------------------------


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                                 EXHIBIT "A" TO
                        THIRD AMENDMENT TO LOAN AGREEMENT



  1. The term "Applicable Margin" in subsection 1.1 of the Agreement is hereby amended in its entirety to read as follows:

         "Applicable Margin" means:

            (a)    as to the Prime Rate Loan, 0%;
            (b)    as to the Negotiated Rate Loan, 1 1/4%;
            (c)    as to the Eurodollar Rate Loan, 1 1/4%.

  2. Subsection b of section 4.14 of the Agreement entitled Ratio Convenants is hereby amended in its entirety to read as follows:


         "(b) borrower will maintain at all times (i) a ratio of Borrower Term Debt to Total Capitalization of not more than .3 to 1, and (ii) a ratio of its equity investment in and advances to its subsidiaries, less good will, to tangible net worth, of not more than 1.25 to 1; provided; however, if borrower cannot maintain such ratio, Borrower will not create, incur or assume any additional indebtedness without the prior written consent of the Bank; provided, further, that for the purpose of subsection 4.14(b)(ii) to the extent that funds movement between Borrower and non-bank subsidiaries is unrestricted, equity investments and advances to non-bank subsidiaries shall be excluded from the determination of such ratio."









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